The following tables present data as of September 30, 1999


                         Composition by Account Balance
                            Representative Portfolio
                                    Percentage                     Percentage
                                    of Total                        of Total
                         Number of  Number of     Receivables      Receivables
Account Balance Range    Accounts   Accounts      Balance            Balance
Credit Balance             56,777     2.55%       $(6,144,345.80)     -0.20%
Zero Balance            1,034,115    46.42%                 -          0.00%
$.01-$1,000.00            401,323    18.01%       139,848,570.78       4.52%
$1,000.01-$3,000.00       299,191    13.43%       575,579,622.88      18.61%
$3,000.01-$5,000.00       215,733     9.68%       855,992,173.92      27.68%
$5,000.01-$10,000.00      213,859     9.60%     1,447,659,796.11      46.81%
Over $10,000.00             6,899     0.31%        79,380,708.60       2.58%
 Total                  2,227,897   100.00%    $3,092,316,526.49     100.00%

                          Composition by Credit Limit
                            Representative Portfolio

                                   Percentage                      Percentage
                                   of Total                        of Total
                        Number of  Number of       Receivables     Receivables
Credit Limit Range      Accounts   Accounts          Balance       Balance
$0.01-$1,000.00          102,579      4.60%       $  7,065,429.90      0.23%
$1,000.01-$2,000.00       48,741      2.19%         27,298,489.55      0.88%
$2,000.01-$3,000.00       61,634      2.77%         58,625,846.51      1.90%
$3,000.01-$4,000.00       96,580      4.34%        103,900,251.48      3.36%
$4,000.01-$5,000.00      211,580      9.50%        272,433,983.37      8.81%
$5,000.01-$10,000.00   1,649,884     74.06%      2,451,623,016.44     79.28%
Over $10,000.00           56,899      2.54%        171,369,509.24      5.54%
 Total                 2,227,897    100.00%     $3,092,316,526.49    100.00%

                      Composition by Period of Delinquency
                            Representative Portfolio

                                  Percentage                      Percentage
Period of Delinquency             of Total                        of Total
 (Days Contractually   Number of  Number of      Receivables      Receivables
     Delinquent)       Accounts   Accounts        Balance         Balance
Current                2,170,668    97.43%    $2,870,920,019.55    92.84%
1-30 Days                 35,032     1.57%       119,845,677.99     3.88%
31-60 Days                 7,764     0.35%        32,357,320.96     1.05%
61 or More Days           14,433     0.65%        69,193,507.99     2.23%
 Total                 2,227,897   100.00%    $3,092,316,526.49   100.00%

                           Composition by Account Age
                            Representative Portfolio

                                    Percentage                     Percentage
                                    of Total                       of Total
                        Number of   Number of     Receivables      Receivables
Account Age Range       Accounts    Accounts        Balance        Balance
0-6 Months               158,938      7.13%     $  452,348,519.72   14.63%
Over 6 to 12 Months      350,673     15.74%        523,112,487.98   16.92%
Over 12 to 24 Months     673,939     30.25%        634,474,556.96   20.52%
Over 24 to 48 Months     677,841     30.43%        818,243,201.94   26.46%
Over 48 Months           366,506     16.45%        664,137,759.89   21.47
  Total                2,227,897    100.00%     $3,092,316,526.49  100.00%

                 Geographic Distribution by Receivables Balance
                            Representative Portfolio

                                  Percentage                      Percentage
                                  of Total                        of Total
                       Number of  Number of      Receivables      Receivables
                       Accounts   Accounts         Balance        Balance
             CA         228,094     10.24%     $ 307,665,490.18     9.95%
             TX         147,498      6.62%       218,463,602.62     7.06%
             CT         123,286      5.53%       199,292,688.06     6.44%
             NY         152,798      6.86%       195,504,242.29     6.32%
             FL         144,165      6.47%       191,675,383.41     6.20%
             IL          92,527      4.15%       131,893,477.39     4.27%
             PA         102,062      4.58%       127,730,767.93     4.13%
             OH          90,429      4.06%       124,726,450.73     4.03%
             MI          70,618      3.17%        97,072,232.08     3.14%
             NJ          73,016      3.28%        93,204,198.83     3.01%
          Other(1)    1,003,404     45.04%     1,405,087,992.97    45.45%
          Total       2,227,897    100.00%    $3,092,316,526.49   100.00%

(1)  States with less than 3.01% of the Percentage of Total Receivables
     Balance.